EXPLANATORY NOTE

The sole purpose of this filing is to file revised risk/return summary information for the Frost Conservative Allocation Fund and Frost Moderate Allocation Fund (formerly, the Frost Diversified Strategies Fund and Frost Strategic Balanced Fund, respectively) in interactive data format.